EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING JANUARY 31, 2004

The information which is required to be prepared with respect to the Payment Date of February 20, 2004 and with respect to the performance of the Trust during the period of January 01, 2004 through January 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder..   $                  -
                                                                                                    --------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder..   $                  -
                                                                                                    --------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder..   $                  -
                                                                                                    --------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder..   $                  -
                                                                                                    --------------------
II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest ................                1.16250
                                                                                                    --------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest ................                1.55000
                                                                                                    --------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest ................                2.19583
                                                                                                    --------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest ................                4.39167
                                                                                                    --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder ................                1.16250
                                                                                                    --------------------

       2.  The total amount of distribution in respect to the Class B Noteholder ................                1.55000
                                                                                                    --------------------

       3.  The total amount of distribution in respect to the Class C Noteholder ................                2.19583
                                                                                                    --------------------

       4.  The total amount of distribution in respect to the Class D Noteholder ................                4.39167
                                                                                                    --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date .......................................   $     557,984,156.41
                                                                                                    --------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and...........   $      52,211,554.20
           Administrative Receivables for the Monthly Period preceding such Payment Date ........   --------------------

                                                                                                    $         850,492.03
       3.  Recoveries for the preceding Monthly Period ..........................................   --------------------

                                                                                                    $      22,362,880.08
       4.  The Defaulted Amount for the preceding Monthly Period ................................   --------------------


       5.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period ..............                   8.83%
                                                                                                    --------------------

       6.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period .............................................................   $   2,798,830,451.75
                                                                                                    --------------------

       7.  The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period .............................................................   $   2,922,468,304.47
                                                                                                    --------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
           the beginning of the preceding Monthly Period ........................................   $      62,715,647.62
                                                                                                    --------------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
           the last day of the preceding Monthly Period ..................................................     $    64,476,963.86
                                                                                                               ------------------

       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period ..................................................     $ 2,469,750,000.00
                                                                                                               ------------------

       11. The Transferor Interest as of the last day of the preceding Monthly Period ....................     $   452,718,304.47
                                                                                                               ------------------

       12. The transferor percentage as of the last day of the preceding Monthly Period ..................                  15.49%
                                                                                                               ------------------

       13. The Required Transferor Percentage ............................................................                   7.00%
                                                                                                               ------------------

       14. The Required Transferor Interest ..............................................................     $   204,572,781.31
                                                                                                               ------------------

       15. The monthly principal payment rate for the preceding Monthly Period ...........................                 19.936%
                                                                                                               ------------------

       16. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period ................................................................................     $                -
                                                                                                               ------------------

       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                  Percentage             Aggregate
                                                   of Total               Account
                                                  Receivables             Balance
(a) Delinquent between 30 days and 59 days           1.549%           $ 46,273,966.59
(b) Delinquent between 60 days and 89 days           1.296%           $ 38,701,615.26
(c) Delinquent between 90 days and 119 days          1.073%           $ 32,053,914.28
(d) Delinquent between 120 days and 149 days         0.850%           $ 25,395,792.47
(e) Delinquent between 150 days and 179 days         0.834%           $ 24,903,946.80
(f) Delinquent 180 days or greater                   0.000%           $             -
                                                     -----            ---------------
(g) Aggregate                                        5.602%           $167,329,235.40
                                                     =====            ===============

V. Information regarding Series 2000-C

       1.  The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2000-C as of the last day of the related Monthly Period ..                $ 400,000,000.00
                                                                                                               ----------------

       2.  The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2000-C on the last day of the related
           Monthly Period .....................................................................                $ 400,000,000.00
                                                                                                               ----------------
                                                                                                NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     $ 320,000,000.00
                                                                                                               ----------------

       4.  The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     $  38,000,000.00
                                                                                                               ----------------

       5.  The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     $  28,000,000.00
                                                                                                               ----------------

       6.  The amount of Principal Receivables in the trust represented by the Class D Note                    $  14,000,000.00
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     ----------------


       7.  The Floating Investor Percentage with respect to the period:

       January 1, 2004 through January 26, 2004                                                                      14.2916839%
                                                                                                               ----------------
       January 27, 2004 through January 31, 2004                                                                     13.6507986%
                                                                                                               ----------------

       8.  The Fixed Investor Percentage with respect to the period:

       January 1, 2004 through January 26, 2004                                                                       N/A
                                                                                                               ----------------
       January 27, 2004 through January 31, 2004                                                                      N/A
                                                                                                               ----------------

       9.  The amount of Investor Principal Collections applicable to Series 2000-C ...........                $  79,067,856.07
                                                                                                               ----------------

       10a. The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date ...............................................                $   5,860,064.74
                                                                                                               ----------------

       10b. The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master
            Indenture..........................................................................                $   1,533,735.03
                                                                                                               ----------------

       11.  The Investor Default Amount for the related Monthly Period ........................                $   3,081,732.33
                                                                                                               ----------------

       12. The Monthly Servicing Fee for the related Monthly Period ................................   $     666,666.67
                                                                                                       ----------------

       13. Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ...................................              22.18%
                                                                                                       ----------------

                b. The default rate for the related Monthly Period .................................               9.25%
                                                                                                       ----------------

                c. The Net Portfolio Yield for the related Monthly Period ..........................              12.93%
                                                                                                       ----------------

                d. The Base Rate for the related Monthly Period ....................................               3.66%
                                                                                                       ----------------

                e. The Excess Spread Percentage for the related Monthly Period .....................               9.27%
                                                                                                       ----------------

                f. The Quarterly Excess Spread Percentage for the related Monthly Period ...........              10.50%
                                                                                                       ----------------

                         i) Excess Spread Percentage related to     Jan-04                                         9.27%
                                                                                                       ----------------

                         ii) Excess Spread Percentage related to    Dec-03                                        12.90%
                                                                                                       ----------------

                         iii) Excess Spread Percentage related to   Nov-03                                         9.33%
                                                                                                       ----------------

       14. Floating Rate Determinations:

       LIBOR for the Interest Period from  January 20, 2004 through and  including February 19, 2004            1.10000%
                                                                                                       ----------------

       15. Principal Funding Account

                a. The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) ...........................................................   $              -
                                                                                                       ----------------

                b. The Accumulation Shortfall with respect to the related Monthly Period ...........   $              -
                                                                                                       ----------------

                c. The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections ...................   $              -
                                                                                                       ----------------

       16. Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment Date
                   (after taking into consideration deposits and withdraws for the related
                   Payment Date) ...................................................................   $              -
                                                                                                       ----------------

                b. The Reserve Draw Amount for the related Monthly Period deposited into the
                   Collection Account to be treated as Available Finance Charge Collections ........   $              -
                                                                                                       ----------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections ...................   $              -
                                                                                                       ----------------

       17. Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related Payment Date .........   $   7,000,000.00
                                                                                                       ----------------

                b. The Available Cash Collateral Account Amount on the related Payment Date ........   $   7,000,000.00
                                                                                                       ----------------

       18. Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .....   $              -
                                                                                                       ----------------

                b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .....   $              -
                                                                                                       ----------------

       19. The Monthly Principal Reallocation Amount for the related Monthly Period ................   $              -
                                                                                                       ----------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MARK SHAPIRO
                         Name: Mark Shapiro
                         Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING JANUARY 31, 2004

The information which is required to be prepared with respect to the Payment Date of February 20, 2004 and with respect to the performance of the Trust during the period of January 01, 2004 through January 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder..    $                  -
                                                                                                     --------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder..    $                  -
                                                                                                     --------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder..    $                  -
                                                                                                     --------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder..    $                  -
                                                                                                     --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest ................                 1.20556
                                                                                                     --------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest ................                 1.67917
                                                                                                     --------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest ................                 2.28194
                                                                                                     --------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest ................                 5.25278
                                                                                                     --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder ................                 1.20556
                                                                                                     --------------------

       2.  The total amount of distribution in respect to the Class B Noteholder ................                 1.67917
                                                                                                     --------------------

       3.  The total amount of distribution in respect to the Class C Noteholder ................                 2.28194
                                                                                                     --------------------

       4.  The total amount of distribution in respect to the Class D Noteholder ................                 5.25278
                                                                                                     --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date .......................................    $     557,984,156.41
                                                                                                     --------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date ........    $      52,211,554.20
                                                                                                     --------------------

       3.  Recoveries for the preceding Monthly Period ..........................................    $         850,492.03
                                                                                                     --------------------

       4.  The Defaulted Amount for the preceding Monthly Period ................................    $      22,362,880.08
                                                                                                     --------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period ..............                    8.83%
                                                                                                     --------------------

       6.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period .............................................................    $   2,798,830,451.75
                                                                                                     --------------------

       7.  The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period .............................................................    $   2,922,468,304.47
                                                                                                     --------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period ...........................................               $      62,715,647.62
                                                                                                               --------------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
           the last day of the preceding Monthly Period ........................................               $      64,476,963.86
                                                                                                               --------------------

       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period ........................................               $   2,469,750,000.00
                                                                                                               --------------------

       11. The Transferor Interest as of the last day of the preceding Monthly Period ..........               $     452,718,304.47
                                                                                                               --------------------

       12. The transferor percentage as of the last day of the preceding Monthly Period .......                               15.49%
                                                                                                               --------------------

       13. The Required Transferor Percentage .................................................                                7.00%
                                                                                                               --------------------

       14. The Required Transferor Interest ...................................................                $     204,572,781.31
                                                                                                               --------------------

       15. The monthly principal payment rate for the preceding Monthly Period ................                              19.936%
                                                                                                               --------------------

       16. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period .....................................................................                $                  -
                                                                                                               --------------------

       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                        Percentage             Aggregate
                                                         of Total               Account
                                                       Receivables              Balance
(a) Delinquent between 30 days and 59 days                1.549%           $  46,273,966.59
(b) Delinquent between 60 days and 89 days                1.296%           $  38,701,615.26
(c) Delinquent between 90 days and 119 days               1.073%           $  32,053,914.28
(d) Delinquent between 120 days and 149 days              0.850%           $  25,395,792.47
(e) Delinquent between 150 days and 179 days              0.834%           $  24,903,946.80
(f) Delinquent 180 days or greater                        0.000%           $              -
                                                          -----            ----------------
(g) Aggregate                                             5.602%           $ 167,329,235.40
                                                          =====            ================

V. Information regarding Series 2001-A

       1.   The amount of Principal Receivables in the Trust reprsented by the Invested Amount
            of Series 2001-A as of the last day of the related Monthly Period...................               $ 300,000,000.00
                                                                                                               ----------------
       2.   The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2001-A on the last day of the related Monthly Period......               $ 300,000,000.00
                                                                                                               ----------------
                                                                                                 NOTE FACTORS

       3.   The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000      $ 240,000,000.00
                                                                                                               ----------------

       4.   The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000      $  28,500,000.00
                                                                                                               ----------------

       5.   The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000      $  21,000,000.00
                                                                                                               ----------------

       6.   The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000      $  10,500,000.00
                                                                                                               ----------------

       7.   The Floating Investor Percentage with respect to the period:

       January 1, 2004 through January 26, 2004                                                                      10.7187629%
                                                                                                               ----------------
       January 27, 2004 through January 31, 2004                                                                     10.2380990%
                                                                                                               ----------------

       8.   The Fixed Investor Percentage with respect to the period:

       January 1, 2004 through January 26, 2004                                                                       N/A
                                                                                                               ----------------
       January 27, 2004 through January 31, 2004                                                                      N/A
                                                                                                               ----------------

       9.   The amount of Investor Principal Collections applicable to Series 2001-A............               $  59,300,892.06
                                                                                                               ----------------

       10a. The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date.................................................               $   4,395,048.55
                                                                                                               ----------------

       10b. The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master
            Indenture...........................................................................               $   1,150,301.28
                                                                                                               ----------------

      11.  The Investor Default Amount for the related Monthly Period.......................................   $   2,311,299.25
                                                                                                               ----------------

      12.  The Monthly Servicing Fee for the related Monthly Period.........................................   $     500,000.00
                                                                                                               ----------------

      13.  Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period...........................................              22.18%
                                                                                                               ----------------

                 b. The default rate for the related Monthly Period.........................................               9.25%
                                                                                                               ----------------

                 c. The Net Portfolio Yield for the related Monthly Period..................................              12.93%
                                                                                                               ----------------

                 d. The Base Rate for the related Monthly Period............................................               3.76%
                                                                                                               ----------------

                 e. The Excess Spread Percentage for the related Monthly Period.............................               9.17%
                                                                                                               ----------------

                 f. The Quarterly Excess Spread Percentage for the related Monthly Period...................              10.40%
                                                                                                               ----------------

                           i) Excess Spread Percentage related to       Jan-04                                             9.17%
                                                                                                               ----------------

                           ii) Excess Spread Percentage related to      Dec-03                                            12.81%
                                                                                                               ----------------

                           iii) Excess Spread Percentage related to     Nov-03                                             9.23%
                                                                                                               ----------------

      14.  Floating Rate Determinations:

      LIBOR for the Interest Period from  January 20, 2004 through and  including February 19, 2004                     1.10000%
                                                                                                               ----------------

      15.  Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws for the related
                    Payment Date)...........................................................................   $              -
                                                                                                               ----------------

                 b. The Accumulation Shortfall with respect to the related Monthly Period...................   $              -
                                                                                                               ----------------

                 c. The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections...........................   $              -
                                                                                                               ----------------

      16.  Reserve Account

                 a. The amount on deposit in the Reserve Account on the related Payment Date
                    (after taking into consideration deposits and withdraws for the related
                    Payment Date)...........................................................................   $              -
                                                                                                               ----------------

                 b. The Reserve Draw Amount for the related Monthly Period deposited into the
                    Collection Account to be treated as Available Finance Charge Collections................   $              -
                                                                                                               ----------------

                 c. Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections...........................   $              -
                                                                                                               ----------------

      17.  Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related Payment Date.................   $   5,250,000.00
                                                                                                               ----------------

                 b. The Available Cash Collateral Account Amount on the related Payment Date................   $   5,250,000.00
                                                                                                               ----------------

      18.  Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.............   $              -
                                                                                                               ----------------

                 b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.............   $              -
                                                                                                               ----------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period.........................   $              -
                                                                                                               ----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MARK SHAPIRO
                 Name: Mark Shapiro
                 Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING JANUARY 31, 2004

The information which is required to be prepared with respect to the Payment Date of February 20, 2004 and with respect to the performance of the Trust during the period of January 01, 2004 through January 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder..    $                  -
                                                                                                     --------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder..    $                  -
                                                                                                     --------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder..    $                  -
                                                                                                     --------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder..    $                  -
                                                                                                     --------------------
II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest ................                 1.11944
                                                                                                     --------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest ................                 1.55000
                                                                                                     --------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest ................                 2.45417
                                                                                                     --------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest ................                 6.54444
                                                                                                     --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder ................                 1.11944
                                                                                                     --------------------

       2.  The total amount of distribution in respect to the Class B Noteholder ................                 1.55000
                                                                                                     --------------------

       3.  The total amount of distribution in respect to the Class C Noteholder ................                 2.45417
                                                                                                     --------------------

       4.  The total amount of distribution in respect to the Class D Noteholder ................                 6.54444
                                                                                                     --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date .......................................    $     557,984,156.41
                                                                                                     --------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date ........    $      52,211,554.20
                                                                                                     --------------------

       3.  Recoveries for the preceding Monthly Period ..........................................    $         850,492.03
                                                                                                     --------------------

       4.  The Defaulted Amount for the preceding Monthly Period ................................    $      22,362,880.08
                                                                                                     --------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period ..............                    8.83%
                                                                                                     --------------------

       6.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period .............................................................    $   2,798,830,451.75
                                                                                                     --------------------

       7.  The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period .............................................................    $   2,922,468,304.47
                                                                                                     --------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
           the beginning of the preceding Monthly Period ........................................    $      62,715,647.62
                                                                                                     --------------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
           the last day of the preceding Monthly Period .......................................                $    64,476,963.86
                                                                                                               ------------------

       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period .......................................                $ 2,469,750,000.00
                                                                                                               ------------------

       11. The Transferor Interest as of the last day of the preceding Monthly Period .........                $   452,718,304.47
                                                                                                               ------------------

       12. The transferor percentage as of the last day of the preceding Monthly Period .......                             15.49%
                                                                                                               ------------------

       13. The Required Transferor Percentage .................................................                              7.00%
                                                                                                               ------------------

       14. The Required Transferor Interest ...................................................                $   204,572,781.31
                                                                                                               ------------------

       15. The monthly principal payment rate for the preceding Monthly Period ................                            19.936%
                                                                                                               ------------------

       16. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period .....................................................................                $                -
                                                                                                               ------------------

       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                  Percentage             Aggregate
                                                   of Total               Account
                                                  Receivables             Balance
(a) Delinquent between 30 days and 59 days           1.549%           $ 46,273,966.59
(b) Delinquent between 60 days and 89 days           1.296%           $ 38,701,615.26
(c) Delinquent between 90 days and 119 days          1.073%           $ 32,053,914.28
(d) Delinquent between 120 days and 149 days         0.850%           $ 25,395,792.47
(e) Delinquent between 150 days and 179 days         0.834%           $ 24,903,946.80
(f) Delinquent 180 days or greater                   0.000%           $             -
                                                     -----            ---------------
(g) Aggregate                                        5.602%           $167,329,235.40
                                                     =====            ===============

V. Information regarding Series 2002-A

       1.  The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2002-A as of the last day of the related Monthly Period ..                $     300,000,000.00
                                                                                                               --------------------

       2.  The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2002-A on the last day of the related
           Monthly Period .....................................................................                $     300,000,000.00
                                                                                                               --------------------
                                                                                                NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     $     240,000,000.00
                                                                                                               --------------------

       4.  The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     $      27,750,000.00
                                                                                                               --------------------

       5.  The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     $      21,750,000.00
                                                                                                               --------------------

       6.  The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period ....................     1.0000     $      10,500,000.00
                                                                                                               --------------------

       7.  The Floating Investor Percentage with respect to the period:

       January 1, 2004 through January 26, 2004                                                                          10.7187629%
                                                                                                               --------------------
       January 27, 2004 through January 31, 2004                                                                         10.2380990%
                                                                                                               --------------------

       8.  The Fixed Investor Percentage with respect to the period:

       January 1, 2004 through January 26, 2004                                                                         N/A
                                                                                                               --------------------
       January 27, 2004 through January 31, 2004                                                                        N/A
                                                                                                               --------------------

       9.  The amount of Investor Principal Collections applicable to Series 2002-A ...........                $      59,300,892.06
                                                                                                               --------------------

       10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
            Account on the Related Payment Date to be treated as Servicer Interchange .........                $          62,500.00
                                                                                                               --------------------

       10b. The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date ...............................................                $       4,395,048.55
                                                                                                               --------------------

       10c. The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master
            Indenture .........................................................................                        1,087,801.28
                                                                                                               --------------------

       11.  The Investor Default Amount for the related Monthly Period ........................                        2,311,299.25

       12.  The Monthly Servicing Fee for the related Monthly Period ..........................                          500,000.00
                                                                                                               --------------------

                                                                                                       ----------------
       13. Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period ...................................              22.18%
                                                                                                       ----------------

                b. The default rate for the related Monthly Period .................................               9.25%
                                                                                                       ----------------

                c. The Net Portfolio Yield for the related Monthly Period ..........................              12.93%
                                                                                                       ----------------

                f. The monthly principal payment rate for the preceding Monthly Period .............              19.16%
                                                                                                       ----------------

                f. The Quarterly Excess Spread Percentage for the related Monthly Period ...........              10.43%
                                                                                                       ----------------

                         i) Excess Spread Percentage related to     38017  .........................               9.19%
                                                                                                       ----------------

                         ii) Excess Spread Percentage related to    37986  .........................           0.128307

                         iii) Excess Spread Percentage related to   37955  .........................             0.0926
                                                                                                       ----------------

       LIBOR for the Interest Period from  January 20, 2004 through and including February 19, 2004              0.011%
        LIBOR for the Interest Period from  September 20 through and including October 19, 2000.....         0.0662375
                                                                                                       ----------------

       15. Principal Funding Account

                                                                                                       ----------------
                a. The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) ...........................................................                  0

                b. The Accumulation Shortfall with respect to the related Monthly Period ...........   $              -
                                                                                                       ----------------

                c. The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections ...................                  0
                                                                                                       ----------------

       16. Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment Date
                   (after taking into consideration deposits and withdraws for the related
                   Payment Date) ...................................................................                  0
                                                                                                       ----------------

                b. The Reserve Draw Amount for the related Monthly Period deposited into the
                   Collection Account to be treated as Available Finance Charge Collections ........   $              -
                                                                                                       ----------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections ...................                  0
                                                                                                       ----------------

       17. Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related Payment Date .........            6000000

                b. The Available Cash Collateral Account Amount on the related Payment Date ........            6000000
                                                                                                       ----------------

       18. Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .....   $              -
                                                                                                       ----------------

                b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .....                  0
                                                                                                       ----------------

       19. The Monthly Principal Reallocation Amount for the related Monthly Period ................                  0

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MARK SHAPIRO
                         Name: Mark Shapiro
                         Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING JANUARY 31, 2004

The information which is required to be prepared with respect to the Payment Date of February 20, 2004 and with respect to the performance of the Trust during the period of January 01, 2004 through January 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder.......    $                -
                                                                                                        ------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder.......    $                -
                                                                                                        ------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder.......    $                -
                                                                                                        ------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder.......    $                -
                                                                                                        ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest......................               1.29167
                                                                                                        ------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest......................               2.45417
                                                                                                        ------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest......................               3.96111
                                                                                                        ------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest......................               7.83611
                                                                                                        ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder......................               1.29167
                                                                                                        ------------------

     2.  The total amount of distribution in respect to the Class B Noteholder......................               2.45417
                                                                                                        ------------------

     3.  The total amount of distribution in respect to the Class C Noteholder......................               3.96111
                                                                                                        ------------------

     4.  The total amount of distribution in respect to the Class D Noteholder......................               7.83611
                                                                                                        ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for
         the Monthly Period preceding such Payment Date.............................................    $   557,984,156.41
                                                                                                        ------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date..............    $    52,211,554.20
                                                                                                        ------------------

     3.  Recoveries for the preceding Monthly Period................................................    $       850,492.03
                                                                                                        ------------------

     4.  The Defaulted Amount for the preceding Monthly Period......................................    $    22,362,880.08
                                                                                                        ------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the
         denominator is the average Receivables for the preceding Monthly Period....................                  8.83%
                                                                                                        ------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period...................................................................    $ 2,798,830,451.75
                                                                                                        ------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period...................................................................    $ 2,922,468,304.47
                                                                                                        ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period..................................................    $    62,715,647.62
                                                                                                        ------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
         the last day of the preceding Monthly Period...............................................    $    64,476,963.86
                                                                                                        ------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
         last day of the preceding Monthly Period...................................................    $ 2,469,750,000.00
                                                                                                        ------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period.................    $   452,718,304.47
                                                                                                        ------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period...............                 15.49%
                                                                                                        ------------------

     13. The Required Transferor Percentage.........................................................                  7.00%
                                                                                                        ------------------

     14. The Required Transferor Interest...........................................................    $   204,572,781.31
                                                                                                        ------------------

     15. The monthly principal payment rate for the preceding Monthly Period........................                19.936%
                                                                                                        ------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding
         Monthly Period.............................................................................    $                -
                                                                                                        ------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                    Percentage         Aggregate
                                                     of Total           Account
                                                   Receivables          Balance
(a) Delinquent between 30 days and 59 days           1.549%        $ 46,273,966.59
(b) Delinquent between 60 days and 89 days           1.296%        $ 38,701,615.26
(c) Delinquent between 90 days and 119 days          1.073%        $ 32,053,914.28
(d) Delinquent between 120 days and 149 days         0.850%        $ 25,395,792.47
(e) Delinquent between 150 days and 179 days         0.834%        $ 24,903,946.80
(f) Delinquent 180 days or greater                   0.000%        $             -
                                                     -----         ---------------
(g) Aggregate                                        5.602%        $167,329,235.40
                                                     =====         ===============

V.   Information regarding Series 2003-A

     1.  The amount of Principal Receivables in the Trust represented by the Invested Amount
         of Series 2003-A as of the last day of the related Monthly Period.......................                 $  400,000,000.00
                                                                                                                  -----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2003-A on the last day of the related Monthly Period...................                 $  400,000,000.00
                                                                                                                  -----------------

                                                                                                    NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period  .......................      1.0000     $  320,000,000.00
                                                                                                                  -----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period  .......................      1.0000     $   37,000,000.00
                                                                                                                  -----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period  .......................      1.0000     $   29,000,000.00
                                                                                                                  -----------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period  .......................      1.0000     $   14,000,000.00
                                                                                                                  -----------------

     7.  The Floating Investor Percentage with respect to the period:

     January 1, 2004 through January 26, 2004                                                                            14.2916839%
                                                                                                                  -----------------

     January 27, 2004 through January 31, 2004                                                                           13.6507986%
                                                                                                                  -----------------

     8.  The Fixed Investor Percentage with respect to the period:

     January 1, 2004 through January 26, 2004                                                                             N/A
                                                                                                                  -----------------
     January 27, 2004 through January 31, 2004                                                                            N/A
                                                                                                                  -----------------

     9.  The amount of Investor Principal Collections applicable to Series 2003-A................                 $   79,067,856.07
                                                                                                                  -----------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
          Account on the Related Payment Date to be treated as Servicer Interchange..............                 $       83,333.33
                                                                                                                  -----------------

     10b. The amount of Available Finance Charge Collections on deposit in the Collection
          Account on the related Payment Date....................................................                 $    5,860,064.74
                                                                                                                  -----------------

     10c. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master
          Indenture..............................................................................                 $    1,450,401.69
                                                                                                                  -----------------

     11. The Investor Default Amount for the related Monthly Period..............................                 $    3,081,732.33
                                                                                                                  -----------------

     12. The Monthly Servicing Fee for the related Monthly Period..............................                   $      666,666.67
                                                                                                                  -----------------

     13. Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period..................................                               22.18%
                                                                                                                  -----------------

             b. The default rate for the related Monthly Period................................                                9.25%
                                                                                                                  -----------------

             c. The Net Portfolio Yield for the related Monthly Period.........................                               12.93%
                                                                                                                  -----------------

             d.  The Base Rate for the related Monthly Period..................................                                4.19%
                                                                                                                  -----------------

             e.  The Excess Spread Percentage for the related Monthly Period...................                                8.74%
                                                                                                                  -----------------

             f.  The Quarterly Excess Spread Percentage for the related Monthly Period.........                                9.98%
                                                                                                                  -----------------

                 i) Excess Spread Percentage related to              Jan-04                                                    8.74%
                                                                                                                  -----------------

                 ii) Excess Spread Percentage related to             Dec-03                                                   12.41%
                                                                                                                  -----------------

                 iii) Excess Spread Percentage related to            Nov-03                                                    8.79%
                                                                                                                  -----------------

     14. Floating Rate Determinations:

     LIBOR for the Interest Period from  January 20, 2004 through and  including February 19,
     2004                                                                                                                   1.10000%
                                                                                                                  -----------------

     15. Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration deposits and withdraws for the
                 related Payment Date).........................................................                   $               -
                                                                                                                  -----------------

             b.  The Accumulation Shortfall with respect to the related Monthly Period.........                   $               -
                                                                                                                  -----------------

             c.  The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections.................                   $               -
                                                                                                                  -----------------

     16. Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment Date
                 (after taking into consideration deposits and withdraws for the related
                 Payment Date).................................................................                   $               -
                                                                                                                  -----------------

             b.  The Reserve Draw Amount for the related Monthly Period deposited into the
                 Collection Account to be treated as Available Finance Charge Collections......                   $               -
                                                                                                                  -----------------

             c.  Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections.................                   $               -
                                                                                                                  -----------------

     17. Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date.......                        8,000,000.00
                                                                                                                  -----------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date......                   $    8,000,000.00
                                                                                                                  -----------------

     18. Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period...                   $               -
                                                                                                                  -----------------

             b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...                   $               -
                                                                                                                  -----------------

     19. The Monthly Principal Reallocation Amount for the related Monthly Period..............                   $               -
                                                                                                                  -----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MARK SHAPIRO
                 Name: Mark Shapiro
                 Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING JANUARY 31, 2004

The information which is required to be prepared with respect to the Payment Date of February 20, 2004 and with respect to the performance of the Trust during the period of January 01, 2004 through January 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A............................    $               -
                                                                                                                  -----------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder.................    $               -
                                                                                                                  -----------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder.................    $               -
                                                                                                                  -----------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder.................    $               -
                                                                                                                  -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest................................              1.24861
                                                                                                                  -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest................................              2.36806
                                                                                                                  -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest................................              4.47778
                                                                                                                  -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest................................              7.83611
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder................................              1.24861
                                                                                                                  -----------------

     2.  The total amount of distribution in respect to the Class B Noteholder................................              2.36806
                                                                                                                  -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder................................              4.47778
                                                                                                                  -----------------

     4.  The total amount of distribution in respect to the Class D Noteholder................................              7.83611
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date...........................................................    $  557,984,156.41
                                                                                                                  -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date.......................................    $   52,211,554.20
                                                                                                                  -----------------

     3.  Recoveries for the preceding Monthly Period..........................................................    $      850,492.03
                                                                                                                  -----------------

     4.  The Defaulted Amount for the preceding Monthly Period................................................    $   22,362,880.08
                                                                                                                  -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period.........................................................                 8.83%
                                                                                                                  -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period.......................................................................................    $2,798,830,451.75
                                                                                                                  -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period.......................................................................................    $2,922,468,304.47
                                                                                                                  -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period............................................................    $   62,715,647.62
                                                                                                                  -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period.............................................................    $   64,476,963.86
                                                                                                                  -----------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
         of the preceding Monthly Period......................................................................    $2,469,750,000.00
                                                                                                                  -----------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period...........................    $  452,718,304.47
                                                                                                                  -----------------

     12. The transferor percentage as of the last day of the preceding Monthly Period.........................                15.49%
                                                                                                                  -----------------

     13. The Required Transferor Percentage...................................................................                 7.00%
                                                                                                                  -----------------

     14. The Required Transferor Interest.....................................................................    $  204,572,781.31
                                                                                                                  -----------------

     15. The monthly principal payment rate for the preceding Monthly Period..................................               19.936%
                                                                                                                  -----------------

     16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.........    $               -
                                                                                                                  -----------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                   Percentage         Aggregate
                                                    of Total           Account
                                                  Receivables          Balance
(a) Delinquent between 30 days and 59 days           1.549%        $ 46,273,966.59
(b) Delinquent between 60 days and 89 days           1.296%        $ 38,701,615.26
(c) Delinquent between 90 days and 119 days          1.073%        $ 32,053,914.28
(d) Delinquent between 120 days and 149 days         0.850%        $ 25,395,792.47
(e) Delinquent between 150 days and 179 days         0.834%        $ 24,903,946.80
(f) Delinquent 180 days or greater                   0.000%        $             -
                                                     -----         ---------------
(g) Aggregate                                        5.602%        $167,329,235.40
                                                     =====         ===============

V.   Information regarding Series 2003-B

     1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
         Series  2003-B as of the last day of the related Monthly Period..........................                $  300,000,000.00
                                                                                                                  -----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2003-B on the last day of the related Monthly Period....................                $  300,000,000.00
                                                                                                                  -----------------

                                                                                                    NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period  ........................     1.0000     $  240,000,000.00
                                                                                                                  -----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period  ........................     1.0000     $   27,750,000.00
                                                                                                                  -----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal  Balance on the last day of the related Monthly Period  .......................     1.0000     $   21,750,000.00
                                                                                                                  -----------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period  ........................     1.0000     $   10,500,000.00
                                                                                                                  -----------------

     7.  The Floating Investor Percentage with respect to the period:

     January 1, 2004 through January 26, 2004                                                                            10.7187629%
                                                                                                                  -----------------
     January 27, 2004 through January 31, 2004                                                                           10.2380990%
                                                                                                                  -----------------

     8. The Fixed Investor Percentage with respect to the period:

     January 1, 2004 through January 26, 2004                                                                            N/A
                                                                                                                  -----------------
     January 27, 2004 through January 31, 2004                                                                           N/A
                                                                                                                  -----------------

     9.  The amount of Investor Principal Collections applicable to Series 2003-B................                 $   59,300,892.06
                                                                                                                  -----------------

     10a. The amount of Available Finance Charge Collections on deposit in the Collection
          Account on the related Payment Date....................................................                 $    4,395,048.55
                                                                                                                  -----------------

     10b. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master
          Indenture..............................................................................                 $    1,150,301.28
                                                                                                                  -----------------

     11. The Investor Default Amount for the related Monthly Period..............................                 $    2,311,299.25
                                                                                                                  -----------------

     12. The Monthly Servicing Fee for the related Monthly Period................................                 $      500,000.00
                                                                                                                  -----------------

     13. Trust yields for the related Monthly Period

         a.  The cash yield for the related Monthly Period.......................................                             22.18%
                                                                                                                  -----------------

         b.  The default rate for the related Monthly Period.....................................                              9.25%
                                                                                                                  -----------------

         c.  The Net Portfolio Yield for the related Monthly Period..............................                             12.93%
                                                                                                                  -----------------

         d.  The Base Rate for the related Monthly Period........................................                              4.18%
                                                                                                                  -----------------

         e.  The Excess Spread Percentage for the related Monthly Period.........................                              8.75%
                                                                                                                  -----------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period...............                              9.99%
                                                                                                                  -----------------

             i)   Excess Spread Percentage related to                          Jan-04                                          8.75%
                                                                                                                  -----------------

             ii)  Excess Spread Percentage related to                          Dec-03                                         12.41%
                                                                                                                  -----------------

             iii) Excess Spread Percentage related to                          Nov-03                                          8.80%
                                                                                                                  -----------------

     14. Floating Rate Determinations:

     LIBOR for the Interest Period from  January 20, 2004 through and  including February 19, 2004                          1.10000%
                                                                                                                  -----------------

     15. Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related Payment Date
             (after taking into consideration deposits and withdraws for the related Payment
             Date)................................................................................                $               -
                                                                                                                  -----------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period................                $               -
                                                                                                                  -----------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
             treated as Available Finance Charge Collections.......................................               $               -
                                                                                                                  -----------------
     16. Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
             into consideration deposits and withdraws for the related Payment Date)...............               $               -
                                                                                                                  -----------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
             Account to be treated as Available Finance Charge Collections.........................               $               -
                                                                                                                  -----------------

         c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
             treated as Available Finance Charge Collections.......................................               $               -
                                                                                                                  -----------------

     17. Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date...............                    6,750,000.00
                                                                                                                  -----------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date..............               $    6,750,000.00
                                                                                                                  -----------------

     18. Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period...........               $               -
                                                                                                                  -----------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...........               $               -
                                                                                                                  -----------------

     19. The Monthly Principal Reallocation Amount for the related Monthly Period..................               $               -
                                                                                                                  -----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MARK SHAPIRO
                 Name: Mark Shapiro
                 Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING JANUARY 31, 2004

The information which is required to be prepared with respect to the Payment Date of February 20, 2004 and with respect to the performance of the Trust during the period of January 01, 2004 through January 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders..............    $               -
                                                                                                                  -----------------
     2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders..............    $               -
                                                                                                                  -----------------
     3.  The amount of distribution in respect to principal payment to the Class B Noteholders................    $               -
                                                                                                                  -----------------
     4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders..............    $               -
                                                                                                                  -----------------
     5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders..............    $               -
                                                                                                                  -----------------
     6.  The amount of distribution in respect to principal payment to the Class D Noteholders................    $               -
                                                                                                                  -----------------


II.  Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A-1 Monthly Interest..............................    $         1.21389
                                                                                                                  -----------------
     2.  The amount of distribution in respect to the Class A-2 Monthly Interest..............................    $         1.14528
                                                                                                                  -----------------
     3.  The amount of distribution in respect to the Class B Monthly Interest................................    $         2.23889
                                                                                                                  -----------------
     4.  The amount of distribution in respect to the Class C-1 Monthly Interest..............................    $         4.34861
                                                                                                                  -----------------
     5.  The amount of distribution in respect to the Class C-2 Monthly Interest..............................    $         4.95833
                                                                                                                  -----------------
     6.  The amount of distribution in respect to the Class D Monthly Interest................................    $         6.97500
                                                                                                                  -----------------


III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A-1 Noteholders.............................    $         1.21389
                                                                                                                  -----------------
     2.  The total amount of distribution in respect to the Class A-2 Noteholders.............................    $         1.14528
                                                                                                                  -----------------
     3.  The total amount of distribution in respect to the Class B Noteholders...............................    $         2.23889
                                                                                                                  -----------------
     4.  The total amount of distribution in respect to the Class C-1 Noteholders.............................    $         4.34861
                                                                                                                  -----------------
     5.  The total amount of distribution in respect to the Class C-2 Noteholders.............................    $         4.95833
                                                                                                                  -----------------
     6.  The total amount of distribution in respect to the Class D Noteholders...............................    $         6.97500
                                                                                                                  -----------------


IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date...........................................................    $  557,984,156.41
                                                                                                                  -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date.......................................    $   52,211,554.20
                                                                                                                  -----------------

     3.  Recoveries for the preceding Monthly Period..........................................................    $      850,492.03
                                                                                                                  -----------------

     4.  The Defaulted Amount for the preceding Monthly Period................................................    $   22,362,880.08
                                                                                                                  -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period.........................................................                 8.83%
                                                                                                                  -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period.......................................................................................    $2,798,830,451.75
                                                                                                                  -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period.......................................................................................    $2,922,468,304.47
                                                                                                                  -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period............................................................    $   62,715,647.62
                                                                                                                  -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period.............................................................    $   64,476,963.86
                                                                                                                  -----------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period..................................................................    $2,469,750,000.00
                                                                                                                  -----------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period...........................    $  452,718,304.47
                                                                                                                  -----------------

     12. The transferor percentage as of the last day of the preceding Monthly Period.........................                15.49%
                                                                                                                  -----------------

     13. The Required Transferor Percentage...................................................................                 7.00%
                                                                                                                  -----------------

     14. The Required Transferor Interest.....................................................................    $  204,572,781.31
                                                                                                                  -----------------

     15. The monthly principal payment rate for the preceding Monthly Period..................................               19.936%
                                                                                                                  -----------------

     16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period........    $               -
                                                                                                                  -----------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                      Percentage           Aggregate
                                                      of Total              Account
                                                     Receivables            Balance
                                                     -----------        ---------------
(a) Delinquent between 30 days and 59 days             1.549%           $ 46,273,966.59
(b) Delinquent between 60 days and 89 days             1.296%           $ 38,701,615.26
(c) Delinquent between 90 days and 119 days            1.073%           $ 32,053,914.28
(d) Delinquent between 120 days and 149 days           0.850%           $ 25,395,792.47
(e) Delinquent between 150 days and 179 days           0.834%           $ 24,903,946.80
(f) Delinquent 180 days or greater                     0.000%           $             -
                                                       -----            ---------------
(g) Aggregate                                          5.602%           $167,329,235.40
                                                       =====            ===============

V.   Information regarding Series 2003-C

     1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
         Series 2003-C as of the last day of the related Monthly Period...........................                $  300,000,000.00
                                                                                                                  -----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2003-C on the last day of the related Monthly Period....................                $  300,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A-1 Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $  210,000,000.00
                                                                                                                  -----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class A-2 Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $   30,000,000.00
                                                                                                                  -----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $   27,750,000.00
                                                                                                                  -----------------

     6.  The amount of Principal Receivables in the Trust represented by the Class C-1 Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $   10,000,000.00
                                                                                                                  -----------------

     7.  The amount of Principal Receivables in the Trust represented by the Class C-2 Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $   11,750,000.00
                                                                                                                  -----------------

     8.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $   10,500,000.00
                                                                                                                  -----------------

     9.  The Floating Investor Percentage with respect to the period:

     January 1, 2004 through January 26, 2004                                                                            10.7187629%
                                                                                                                  -----------------
     January 27, 2004 through January 31, 2004                                                                           10.2380990%
                                                                                                                  -----------------

     10. The Fixed Investor Percentage with respect to the period:

     January 1, 2004 through January 26, 2004                                                                            N/A
                                                                                                                  -----------------
     January 27, 2004 through January 31, 2004                                                                           N/A
                                                                                                                  -----------------

     11. The amount of Investor Principal Collections applicable to Series 2003-C..................               $   59,300,892.06
                                                                                                                  -----------------

     12a. The amount of Available Finance Charge Collections on deposit in the Collection
          Account on the related Payment Date......................................................               $    4,395,048.55
                                                                                                                  -----------------

     12b. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..               $    1,150,301.28
                                                                                                                  -----------------

     13. The Investor Default Amount for the related Monthly Period................................               $    2,311,299.25
                                                                                                                  -----------------

     14. The Monthly Servicing Fee for the related Monthly Period..................................               $      500,000.00
                                                                                                                  -----------------

     15. Trust yields for the related Monthly Period

         a.  The cash yield for the related Monthly Period......................................                              22.18%
                                                                                                                  -----------------

         b.  The default rate for the related Monthly Period....................................                               9.25%
                                                                                                                  -----------------

         c.  The Net Portfolio Yield for the related Monthly Period.............................                              12.93%
                                                                                                                  -----------------

         d.  The Base Rate for the related Monthly Period.......................................                               4.11%
                                                                                                                  -----------------

         e.  The Excess Spread Percentage for the related Monthly Period........................                               8.82%
                                                                                                                  -----------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period..............                              10.09%
                                                                                                                  -----------------

             i)   Excess Spread Percentage related to                    Jan-04                                                8.82%
                                                                                                                  -----------------

             ii)  Excess Spread Percentage related to                    Dec-03                                               12.53%
                                                                                                                  -----------------

             iii) Excess Spread Percentage related to                    Nov-03                                                8.91%
                                                                                                                  -----------------

     16. Floating Rate Determinations:

     Average Federal Funds Rate for the Interest Period from  January 20, 2004 through and
     including February 19, 2004                                                                                            1.00968%
                                                                                                                  -----------------
     LIBOR for the Interest Period from  January 20, 2004 through and  including February 19, 2004                          1.10000%
                                                                                                                  -----------------

Federal Funds Rate in effect for each day during the interest period of January 20, 2004 through and including February 19, 2004

January 20       0.98%     January 28      1.02%      February 5       1.00%       February 13      1.02%
January 21       1.02%     January 29      0.99%      February 6       1.01%       February 14      1.02%
January 22       1.00%     January 30      1.00%      February 7       1.01%       February 15      1.02%
January 23       1.02%     January 31      1.00%      February 8       1.01%       February 16      1.02%
January 24       1.02%     February 1      1.00%      February 9       0.99%       February 17      1.01%
January 25       1.02%     February 2      1.03%      February 10      1.01%       February 18      1.01%
January 26       1.00%     February 3      1.01%      February 11      1.00%       February 19      1.01%
January 27       1.08%     February 4      0.97%      February 12      1.00%

     17. Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related Payment Date
             (after taking into consideration deposits and withdraws for the related Payment Date)............    $               -
                                                                                                                  -----------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period............................    $               -
                                                                                                                  -----------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
             treated as Available Finance Charge Collections..................................................    $               -
                                                                                                                  -----------------

     18. Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment Date (after
             taking into consideration deposits and withdraws for the related Payment Date)...................    $               -
                                                                                                                  -----------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
             Account to be treated as Available Finance Charge Collections....................................    $               -
                                                                                                                  -----------------

         c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
             treated as Available Finance Charge Collections..................................................    $               -
                                                                                                                  -----------------

     19. Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date..........................    $    6,750,000.00
                                                                                                                  -----------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date.........................    $    6,750,000.00
                                                                                                                  -----------------

     20. Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period......................    $               -
                                                                                                                  -----------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date......................    $               -
                                                                                                                  -----------------

     21. The Monthly Principal Reallocation Amount for the related Monthly Period.............................    $               -
                                                                                                                  -----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MARK SHAPIRO
                 Name: Mark Shapiro
                 Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING JANUARY 31, 2004

The information which is required to be prepared with respect to the Payment Date of February 20, 2004 and with respect to the performance of the Trust during the period of January 01, 2004 through January 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A............................    $               -
                                                                                                                  -----------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder.................    $               -
                                                                                                                  -----------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder.................    $               -
                                                                                                                  -----------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder.................    $               -
                                                                                                                  -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest................................              3.05972
                                                                                                                  -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest................................              4.96639
                                                                                                                  -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest................................              8.75806
                                                                                                                  -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest................................             18.72472
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder................................              3.05972
                                                                                                                  -----------------

     2.  The total amount of distribution in respect to the Class B Noteholder................................              4.96639
                                                                                                                  -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder................................              8.75806
                                                                                                                  -----------------

     4.  The total amount of distribution in respect to the Class D Noteholder................................             18.72472
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date...........................................................    $  557,984,156.41
                                                                                                                  -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date.......................................    $   52,211,554.20
                                                                                                                  -----------------

     3.  Recoveries for the preceding Monthly Period..........................................................    $      850,492.03
                                                                                                                  -----------------

     4.  The Defaulted Amount for the preceding Monthly Period................................................    $   22,362,880.08
                                                                                                                  -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period.........................................................                 8.83%
                                                                                                                  -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period.......................................................................................    $2,798,830,451.75
                                                                                                                  -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period.......................................................................................    $2,922,468,304.47
                                                                                                                  -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period............................................................    $   62,715,647.62
                                                                                                                  -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period.............................................................    $   64,476,963.86
                                                                                                                  -----------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
         last day of the preceding Monthly Period.............................................................    $2,469,750,000.00
                                                                                                                  -----------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period...........................    $  452,718,304.47
                                                                                                                  -----------------

     12. The transferor percentage as of the last day of the preceding Monthly Period.........................                15.49%
                                                                                                                  -----------------

     13. The Required Transferor Percentage...................................................................                 7.00%
                                                                                                                  -----------------

     14. The Required Transferor Interest.....................................................................    $  204,572,781.31
                                                                                                                  -----------------

     15. The monthly principal payment rate for the preceding Monthly Period..................................               19.936%
                                                                                                                  -----------------

     16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
         Period...................................................................................................$               -
                                                                                                                  -----------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                   Percentage          Aggregate
                                                    of Total            Account
                                                  Receivables           Balance
(a) Delinquent between 30 days and 59 days          1.549%         $ 46,273,966.59
(b) Delinquent between 60 days and 89 days          1.296%         $ 38,701,615.26
(c) Delinquent between 90 days and 119 days         1.073%         $ 32,053,914.28
(d) Delinquent between 120 days and 149 days        0.850%         $ 25,395,792.47
(e) Delinquent between 150 days and 179 days        0.834%         $ 24,903,946.80
(f) Delinquent 180 days or greater                  0.000%         $             -
                                                    -----          ---------------
(g) Aggregate                                       5.602%         $167,329,235.40
                                                    =====          ===============

V.   Information regarding Series 2003-D

     1.  The amount of Principal Receivables in the Trust represented by the Invested Amount
         of Series 2003-D as of the last day of the related Monthly Period........................                $  400,000,000.00
                                                                                                                  -----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2003-D on the last day of the related Monthly Period....................                $  400,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $  320,000,000.00
                                                                                                                  -----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $   37,000,000.00
                                                                                                                  -----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period  ........................    1.0000      $   29,000,000.00
                                                                                                                  -----------------

     6.  The amount of Principal Receivables in the trust represented by the Class D
         Note Principal Balance on the last day of the related Monthly Period  ...................    1.0000      $   14,000,000.00
                                                                                                                  -----------------

     7.  The Floating Investor Percentage with respect to the period:

     December 4, 2003 through December 31, 2003                                                                          14.1320291%
                                                                                                                  -----------------
     January 1, 2004 through January 26, 2004                                                                            14.2916839%
                                                                                                                  -----------------
     January 27, 2004 through January 31, 2004                                                                           13.6507986%
                                                                                                                  -----------------

     8.  The Fixed Investor Percentage with respect to the period:

     December 4, 2003 through December 31, 2003                                                                          N/A
                                                                                                                  -----------------
     January 1, 2004 through January 26, 2004                                                                            N/A
                                                                                                                  -----------------
     January 27, 2004 through January 31, 2004                                                                           N/A
                                                                                                                  -----------------

     9.  The amount of Investor Principal Collections applicable to Series 2003-D.................                $  157,959,178.14
                                                                                                                  -----------------

     10a. The amount of Available Finance Charge Collections on deposit in the Collection
          Account on the related Payment Date.....................................................                $   11,521,407.05
                                                                                                                  -----------------

     10b. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master
          Indenture...............................................................................                $    3,452,250.64
                                                                                                                  -----------------

     11. The Investor Default Amount for the related Monthly Period...............................                $    5,840,687.45
                                                                                                                  -----------------

     12. The Monthly Servicing Fee for the related Monthly Period.................................                $      666,667.00
                                                                                                                  -----------------

     13. Trust yields for the related Monthly Period

         a.  The cash yield for the related Monthly Period......................................                              44.92%
                                                                                                                  -----------------

         b.  The default rate for the related Monthly Period....................................                              17.52%
                                                                                                                  -----------------

         c.  The Net Portfolio Yield for the related Monthly Period.............................                              27.40%
                                                                                                                  -----------------

         d.  The Base Rate for the related Monthly Period.......................................                               7.04%
                                                                                                                  -----------------

         e.  The Excess Spread Percentage for the related Monthly Period........................                              20.36%
                                                                                                                  -----------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period..............                              20.36%
                                                                                                                  -----------------

             i)   Excess Spread Percentage related to           Jan-04                                                        20.36%
                                                                                                                  -----------------

             ii)  Excess Spread Percentage related to           Dec-03                                                    N/A
                                                                                                                  -----------------

             iii) Excess Spread Percentage related to           Nov-03                                                    N/A
                                                                                                                  -----------------

     14. Trust yields from January 1 - January 31, 2004 (Disclosure purposes only)

         a. The cash yield for the related period...............................................                              22.18%
                                                                                                                  -----------------

         b. The default rate for the related period.............................................                               9.25%
                                                                                                                  -----------------

         c. The Net Portfolio Yield for the related period......................................                              12.93%
                                                                                                                  -----------------

     15. Floating Rate Determinations:

     LIBOR for the Interest Period from  December 4, 2003 through and  including January 19, 2004                           1.17000%
                                                                                                                  -----------------
     LIBOR for the Interest Period from  January 20, 2004 through and  including February 19, 2004                          1.10000%
                                                                                                                  -----------------

     16. Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related Payment Date
             (after taking into consideration deposits and withdraws for the related Payment
             Date)..............................................................................                  $               -
                                                                                                                  -----------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period..............
                                                                                                                  -----------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
             treated as Available Finance Charge Collections....................................                  $               -
                                                                                                                  -----------------

     17. Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment Date (after
             taking into consideration deposits and withdraws for the related Payment Date).....                  $               -
                                                                                                                  -----------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the
             Collection Account to be treated as Available Finance Charge Collections...........                  $               -
                                                                                                                  -----------------

         c.  Interest earnings on the Reserve Account deposited into the Collection Account
             to be treated as Available Finance Charge Collections..............................                  $               -
                                                                                                                  -----------------

     18. Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date............                  $    9,000,000.00
                                                                                                                  -----------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date...........                  $    9,000,000.00
                                                                                                                  -----------------

     19. Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period........                  $               -
                                                                                                                  -----------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date........                  $               -
                                                                                                                  -----------------

     20. The Monthly Principal Reallocation Amount for the related Monthly Period...............                  $               -
                                                                                                                  -----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MARK SHAPIRO
                 Name: Mark Shapiro
                 Title:  Assistant Vice President - Structured Finance